Exhibit 99

Joint Filer Information

Signatures:

Dated: August 15, 2013

TC GROUP IV, L.P.
By:	TC Group IV, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings Sub L.P., it managing member
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ R. Rainey Hoffman, attorney-in-fact

THE CARLYLE GROUP L.P.
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

CARLYLE HOLDINGS II GP L.L.C.
By:	The Carlyle Group L.P., its managing member
By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

CARLYLE HOLDINGS II L.P.

By:	/s/ R. Rainey Hoffman, attorney-in-fact

TC GROUP CAYMAN INVESTMENT HOLDINGS, L.P.
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

TC GROUP CAYMAN INVESTMENT HOLDINGS SUB L.P.
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

TC GROUP IV, L.L.C.
By:	TC Group Cayman Investment Holdings Sub L.P., it managing member
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

CARLYLE PARTNERS IV, L.P.
By:	TC Group IV, L.P., its general partner
By:	TC Group IV, L.L.C., its general partner

By:	TC Group Cayman Investment Holdings Sub L.P., it managing member
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact

FALCON AEROSPACE HOLDINGS, LLC
By:	Carlyle Partners IV, L.P., its managing member
By:	TC Group IV, L.P., its general partner
By:	TC Group IV, L.L.C., its general partner
By:	TC Group Cayman Investment Holdings Sub L.P., it managing member
By:	TC Group Cayman Investment Holdings, L.P., its general partner
By:	Carlyle Holdings II L.P., its general partner

By:	/s/ R. Rainey Hoffman, attorney-in-fact